Exhibit 99.1

Collaboration led by Eve publishes Concept of Operations for Urban Air Mobility in Rio de Janeiro

Rio de Janeiro, Brazil, May 4, 2022 – Eve UAM, LLC (“Eve”), an Embraer S.A. (“Embraer”) company, published today the Concept of Operations (CONOPS) for the future Urban Air Mobility (UAM) market in Rio de Janeiro. The document is a first for Brazil and brings together data and analyses that cover the perspective, points of attention and operational needs of eVTOL (electric vertical take-off and landing) vehicles, passenger journey, and services and support. The CONOPS was developed through unprecedented cooperation with eleven strategic partners and government entities, including ANAC (Civil Aviation Agency of Brazil), DECEA (Department of Airspace Control), EDP Brasil, Helisul Aviação, Skyports, Flapper, RIOGaleão, Universal Aviation, ABAG (Brazilian General Aviation Association), in addition to Beacon, a platform that connects the ecosystem of aircraft maintenance services, and Atech, a company specializing in the control and management of air traffic (civil and military), both from the Embraer Group.

“All the partners of this working group play essential roles in the development of urban air mobility. Therefore, this collaborative document was designed to better understand the characteristics and challenges faced by this mode of transport. It also provides information about the UAM ecosystem that can not only be adapted but also developed with solutions to ensure a safe and sustainable expansion,” said Luiz Mauad, Vice President of Services and Fleet Operations at Eve.

The design of the CONOPS included studies on aspects that impact the UAM ecosystem, discussion groups involving the main pillars for its development, and a period of flight operations performed in November 2021 between Barra da Tijuca neighbourhood and RIOgaleão International Airport that simulated the UAM ecosystem with a helicopter. The community was also able to participate in this simulation by purchasing affordable tickets on one of the six daily flights conducted over the 30-day simulation period. The data and information collected from this simulation will contribute to defining the characteristics and needs for the development of urban air mobility not only in Rio de Janeiro, but also in other places, creating a UAM blueprint for any city.

The CONOPS will be available on Eve’s website for the entire community to better understand how the UAM ecosystem will enable a new means of affordable, safe and sustainable transportation. Eve hopes that the CONOPS will encourage all those responsible for this ecosystem to evolve together so that the industry, regulatory agencies, civil and government entities, and the community can continue investing in, developing, and integrating this new mode of transportation.

The CONOPS will constantly evolve, so if community members have any suggestions or comments, please email us at Contact@EveAirMobility.com.

Follow Eve and Embraer on Twitter @Eveairmobility and @Embraer.

Image: https://bit.ly/3KK3Qro

Read the Rio CONOPS at: https://bit.ly/3OTL04t

About Eve Air Mobility

Eve is dedicated to accelerating the UAM ecosystem. Benefitting from a start-up mindset, backed by Embraer’s more than 50-year history of aerospace expertise, and with a singular focus, Eve is taking a holistic approach to progressing the UAM ecosystem, with an advanced eVTOL project, a comprehensive global services and support network and a unique air traffic management solution. For more information, please visit www.eveairmobility.com.

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales.

Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year.

Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe. For more information, please visit www.embraer.com.

Important Information and Where to Find it

In connection with the proposed business combination among Zanite Acquisition Corp. (“Zanite”), Embraer, Eve and Embraer Aircraft Holding, Inc. (“EAH”), Zanite has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement on April 13, 2022 (as supplemented by that certain supplement to the definitive proxy statement, dated as of April 28, 2022, and as may be further supplemented or amended from time to time, the “Definitive Proxy Statement”) relating to the business combination. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Zanite’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and the amendments thereto, and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the business combination and other matters, as these materials contain or will contain important information about Zanite, Eve and the business combination. The Definitive Proxy Statement and other relevant materials for the Business Combination have been mailed to stockholders of Zanite as of April 11, 2022, the record date for voting on the business combination. Stockholders of Zanite may obtain copies of the Definitive Proxy Statement and other documents that have been or will be filed with the SEC or that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Forward-Looking Statements Disclosure

This press release contains “forward-looking statements.” Forward-looking statements represent Eve’s, Embraer’s, ANAC’s, DECEA’s, EDP Brasil’s, Helisul Aviação’s, Skyports’, Flapper’s, RIOGaleão’s, Universal Aviation’s, ABAG’s, Beacon’s and Atech’s current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including any statement that does not directly relate to any historical or current fact. Forward-looking statements are based on current assumptions about future events that may not prove to be accurate. These statements are not guaranteed and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially from these forward-looking statements. As a result, these statements speak only as of the date they are made, and neither party undertakes an obligation to update or revise any forward-looking statement, except as required by law. Specific factors that could cause actual results to differ materially from these forward-looking statements include the effect of global economic conditions, the ability of the parties to negotiate and enter into a definitive agreement and realize anticipated synergies, the ability of Eve to obtain the required certifications to manufacture and sell its eVTOL aircraft, and other important factors previously disclosed in the section entitled “Risk Factors” in the Definitive Proxy Statement and other documents of Zanite filed, or to be filed, with the SEC, all of which are accessible on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in the Definitive Proxy Statement and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Zanite stockholders generally, may be obtained by reading the Definitive Proxy Statement for the proposed business combination and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination. Stockholders, potential investors and other interested persons should read the Definitive Proxy Statement carefully and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.